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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported) May 5,  1997



                                 Power Designs, Inc.

                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



New York                           00-1921                            11-1708714

        ------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)          Identification No.)

               --------------------------------------------------------------
                        14 Commerce Drive, Danbury, CT 06810
               --------------------------------------------------------------
                (Address of principal executive offices)          (Zip Code)

                                    (203) 748-7001
                                    ---------------
                      Registrant's telephone number, including area code
               --------------------------------------------------------------
                (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On March 19, 1997, the Board of Directors of the Registrant ("Power Designs, Inc." or the "Company") approved the engagement of McGladrey & Pullen as the Company's independent accountants, which retention became effective on May 21, 1997. The dismissal of Kostin, Ruffkess & Company, LLC ("KRCO") as the Company's independent accountants was effective on May 21, 1997. The report of KRCO on the Company's financial statements as of and for the fiscal years ended June 30, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: on the financial statements of the Company as of and for the fiscal years ended June 30, 1996 and 1995, KRCO's auditors' report, dated November 8, 1996, the financial statements of the Company as of and for the fiscal years ended June 30, 1996 and 1995 contained a separate paragraph stating that "the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern." Management plans in regard to such matters were also described in Note 12 to such financial statements, which included a discussion of a proposed secondary offering and bridge financing. The financial statements did not include any adjustment that might result from the outcome of this uncertainty.

During the Company's fiscal years ended June 30, 1996 there were no disagreements between the Company and KRCO concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KRCO, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Company did not consult with McGladrey & Pullen during the Company's fiscal years ended June 30, 1996 and 1995 on the application of accounting principles to a specified transaction; the type of opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

The Company provided KRCO with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of KRCO to the disclosures set forth in this section.

ITEM 5.  OTHER EVENTS

Effective May 5, 1997, Fred G. Basso joined the Company as its President and Chief Executive Officer. Mr. Basso has over ten years of management experience in equipment manufacturing businesses. The Company has also recently engaged Anthony F. Intino, II, an experienced acting Chief Financial Officer, to strengthen the Company's management, particularly in the areas of accounting and finance.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16: Letter from Registrant's prior independent accountants.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Power Designs, Inc.
Date: September 8, 1997

                                     /s/ FRED G. BASSO
                                     --------------------------
                                     Name: Fred G. Basso
                                     Title:   President and CEO



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